EXHIBIT

                                                         10.7





                     SHAREHOLDERS
                      AGREEMENT

                       between

                  RAYMOND T. SHEERIN

                         and

                    MICHAEL ALTMAN

                         and

                  STEPHEN FLEISCHNER

                         and

                  STAFF BUILDERS, INC.

                         and

           CHELSEA COMPUTER CONSULTANTS, INC.

                       INDEX


PARAGRAPH SUBJECT                                                    PAGE


FIRST:            REPRESENTATIONS AS TO COMMON STOCK
                  OWNERSHIP                                            2

SECOND:           PROCEDURE REQUIRED IN SALE OF
                  COMMON STOCK                                         3

                  A.   VOLUNTARY                                       3
                           (1)VOLUNTARY SALE WITH WRITTEN
                           CONSENT OF ALL OTHER
                           SHAREHOLDERS                                3
                           (2)VOLUNTARY SALE WITHOUT
                           WRITTEN CONSENT                             4

THIRD:            DETERMINATION OF PURCHASE PRICE
                  IN THE EVENT OF VOLUNTARY SALE                       6

                  (A) CERTIFIED AND AGREED UPON VALUE                  6

                  (B)  PROCEDURE TO ESTABLISH VALUE OF
                  ISSUED AND OUTSTANDING COMMON
                  STOCK OF THE CORPORATION                             7

                  (C)  BOOK VALUE OF ISSUED AND
                  OUTSTANDING COMMON STOCK
                  OF THE CORPORATION                                   8

FOURTH:           METHOD OF PAYMENT IN THE
                  EVENT OF VOLUNTARY SALE                              9

                  (A)  CLOSING DATE                                    9

                  (B)  PAYMENT OF PURCHASE PRICE                      10

FIFTH:            SALE IN THE EVENT OF TOTAL
                  DISABILITY                                          10

                  (A)  ABSOLUTE OBLIGATION OF DISABLED
                  SHAREHOLDER TO SELL AND
                  CORPORATION TO PURCHASE STOCK OF
                  DISABLED SHAREHOLDER                                10

                  (B)  TOTAL DISABILITY                               12

                  (C)  PURCHASE PRICE                                 12

SIXTH:            OBLIGATION OF THE ESTATE OF A
                  DECEASED SHAREHOLDER TO SELL
                  AND THE CORPORATION OR
                  REMAINING SHAREHOLDERS TO
                  PURCHASE ALL COMMON STOCK
                  OF A DECEASED SHAREHOLDER                           13

                  (A)  INTENT                                         13

                  (B)  PURCHASE PRICE OF DECEASED
                           SHAREHOLDER'S COMMON STOCK
                           INTEREST                                   13

SEVENTH:          PAYMENT OF PURCHASE PRICE TO
                  ESTATE OF A DECEASED
                  SHAREHOLDER                                         13

EIGHTH:           SELLER'S RIGHTS UPON REFUSAL OR
                  FAILURE OF CORPORATION TO
                  PURCHASE                                            14

NINTH:            SPECIFIC PERFORMANCE                                15

TENTH:            SHAREHOLDER VOTING                                  16

ELEVENTH:         NON-COMPETE AND NON-DISCLOSURE                      17

TWELFTH:          LEGEND UPON STOCK CERTIFICATE                       18

THIRTEENTH: DOCUMENTARY STAMPS AND
                  DOCUMENTS                                           18

FOURTEENTH: CONSTRUCTION                                              19

FIFTEENTH:  LAW GOVERNING                                             19

SIXTEENTH:  BENEFIT                                                   19

SEVENTEENTH: AFTER-ACQUIRED COMMON STOCK                              20

EIGHTEENTH:  KEYMAN INSURANCE                                         20

SHAREHOLDERS AGREEMENT



         AGREEMENT made this ...... day of September, 1996 among
Chelsea Computer Consultants, Inc., a domestic corporation duly organized and existing under and by virtue of the laws of the state of NEW YORK, having its principal place of business at 156 Fifth
Avenue, New York, New York 10010, (hereinafter referred to as the "CORPORATION"), Raymond T. Sheerin, residing at 161 West 15
Street, New York, New York 10012 (hereinafter referred to as "Sheerin"), Michael Altman residing at 131 5th Avenue, New York,
New York 10003 (hereinafter referred to as "Altman"), Stephen Fleischman, residing at 4 Ceder Mill Lane, North Salem, New York
10560 (hereinafter referred to as "Fleischman") , and Staff Builders, Inc., with its principal place of business at 1983 Marcus Avenue, C.B. 7011, Lake Success, New York 11042 (hereinafter referred to as "SB, Inc.") (Each of the shareholders above are sometimes referred to herein collectively as "SHAREHOLDERS").


                    W I T N E S S E T H :


         WHEREAS, the CORPORATION has the authority to issue
1000 shares of common stock, $1.00 par value; and

         WHEREAS, the signatories to this Agreement are the sole and only holders of shares of common stock of the CORPORATION; and

         WHEREAS, the parties acknowledge that their respective ownership of the common stock of the CORPORATION has placed upon them certain obligations relative to said common stock ownership as specified herein; and


        WHEREAS, the parties desire to set forth the limitations, terms and conditions under which their respective common stock interests may be sold, pledged, transferred, or hypothecated, and the restrictions upon ownership of said common stock.

     NOW, THEREFORE, IT IS MUTUALLY AGREED BY AND
BETWEEN THE RESPECTIVE PARTIES HERETO AS FOLLOWS:


     FIRST:    REPRESENTATIONS AS TO COMMON STOCK
                  OWNERSHIP

The SHAREHOLDERS represent and warrant that each is the owner and holder of the number of shares of the capital common stock of the CORPORATION as specified below, and that all of said shares are owned free and clear of all liens and encumbrances:

                                                               PERCENTAGE
NAME OF                    NUMBER OF COMMON                    ISSUED AND
SHAREHOLDER                SHARES OWNED                        OUTSTANDING

Raymond T.Sheerin          364 1/2                             36.45%
Michael Altman             364 1/2                             36.45%
Stephen Fleischner          81                                  8.10%
Staff Builders, Inc.       190                                 19.00%



           SECOND:         PROCEDURE-REQUIRED IN SALE OF
                           COMMON STOCK

                    A.     VOLUNTARY SALE

                    Each of the parties hereto agrees not to sell, assign, transfer, mortgage, alienate, hypothecate or in any way encumber or dispose of the shares of common stock of the CORPORATION which each now owns or which each may hereafter acquire, or any part thereof, without the express written consent of the CORPORATION and all of the then existing shareholders, except after the exercise or non-exercise of the Option, Second Option, First Repurchase Option and Second Repurchase Option as set forth in certain Stock Purchase Agreement By and Among Staff Builders, Inc. and Raymond T.
Sheerin, Michael Altman, Stephen Fleishner and Chelsea Computer Consultants, Inc. dated as of September 24, 1996 ("Stock Purchase Agreement") and then only under the following specific terms and conditions:
(1)   VOLUNTARY SALE WITH WRITTEN CONSENT
      OF ALL OTHER SHAREHOLDERS
         The party desiring to dispose of or encumber his or its shares ofcommon stock must first obtain the written consent of all the other SHAREHOLDERS. Only with the express written consent of all the other
SHAREHOLDERS may less than all the SHAREHOLDERS common stock be sold. If the express written consent is not obtained and the selling SHAREHOLDER proceeds with the sale by complying with the requirements under the further paragraphs of this section, such SHAREHOLDER shall then be required to dispose of his or its entire common stock interest as well as comply with the provisions of this section.
(2)      VOLUNTARY SALE WITHOUT WRITTEN CONSENT
         In the absence of such express, written consent, the party desiring to dispose of or encumber his or its common stock shall give to the CORPORATION and to each of the other SHAREHOLDERS written notice, by registered or certified mail, of his or its intention to sell, and such notice shall contain an offer to sell all of his or its common stock in accordance with the terms of this agreement. Within
(30) days after the date of such notice, the SHAREHOLDER giving such notice shall sell and the CORPORATION shall be obligated to purchase all of the SHAREHOLDER's common stock on the terms and conditions recited herein, provided the CORPORATION has available surplus pursuant to law to accomplish said purchase. The purchase price and method of payment shall be determined as is set forth below.

         If at the time the CORPORATION is required to make payment of the purchase price its surplus is insufficient for such purposes, then the following shall occur:
         (a) The entire available surplus shall be used to purchase that portion of the common stock as is appropriate, based upon the common stock value as determined herein. Any remaining common stock for which the CORPORATION does not have adequate funds to make payment may then be purchased by each of the then
SHAREHOLDERS in the ratios of their then ownership should they so desire.
         (b) If the CORPORATION does not, or is unable, to reduce the capital of the CORPORATION so that the required surplus is available, then all of such common stock shall be offered to the other SHAREHOLDERS who shall have the option among them, to purchase all, but not less than all, of such common stock. Each of the SHAREHOLDERS shall purchase such portion of the common stock offered for sale as the number of shares owned by them at such date bears to the total number of common shares owned by all of the other SHAREHOLDERS provided, however, that if any SHAREHOLDER does not purchase his full proportionate share of the common stock the unaccepted stock may be purchased by the others proportionately.
         (c) In the event of a voluntary sale as described above, the method of establishing the value of the common stock and of payment shall be similar whether the purchase is by the CORPORATION, individual SHAREHOLDERS, or between them.

THIRD:            DETERMINATION OF PURCHASE PRICE
         IN THE EVENT OF VOLUNTARY SALE
         The parties acknowledge that it is in their best interest to establish a value of the total authorized, issued and outstanding common stock of the CORPORATION at this time so that in the event a respective SHAREHOLDER desires or is obliged to sell his or its common stock as required herein, a pre-determined and agreed upon basis shall exist by which the value of his common stock is established and "agreed upon" in advance.
         In the event there is a desire on the SHAREHOLDER'S part to sell voluntarily, the value of the selling SHAREHOLDER'S common stock shall then be established and determined on the following basis, which shall be absolutely binding and controlling on the
SHAREHOLDER:
(A)      CERTIFIED AND AGREED UPON VALUE
         The parties shall endeavor, upon the execution of this agreement, to arrive at an "agreed upon" value of the total, authorized, issued and outstanding common stock of the CORPORATION, so that there will be a recognized, established and "agreed upon" value of the common stockholding of each SHAREHOLDER, which shall be deemed irrefutable, absolute and binding (See Exhibit "A").
         The parties acknowledge that they intend, during the first week of April of each calendar year commencing in 1997, to unconditionally and firmly establish an "agreed upon" value of all the issued and outstanding common stock of the CORPORATION for the ensuing year. This "agreed upon" determination will be deemed irrefutable and absolute and not subject to review by any SHAREHOLDER of his Estate, at a subsequent date and shall expire 1 year after establishment of same unless extended by the written consent of all parties.
         To establish this "agreed upon" value, agreement in writing must be achieved on a unanimous basis, by each SHAREHOLDER.
(B)      PROCEDURE TO ESTABLISH VALUE OF ISSUED AND
         OUTSTANDING COMMON STOCK OF THE CORPORATION
         In the event a unanimous certification is not established as provided for in subdivision (A) above, a method of determining the value of the common stock of the CORPORATION shall be as follows:
         The value of the total, authorized, issued and outstanding common stock of the CORPORATION shall be as set forth in the last written agreement executed by each and every common
SHAREHOLDER setting forth the certified and agreed upon value of said common stock unless same has expired, or in the absence of any such agreement the value of said common stock shall be book value as determined in accordance with subdivision (C).

( C )    BOOK VALUE OF ISSUED AND OUTSTANDING
         COMMON STOCK OF THE CORPORATION

         Whenever in this agreement the term "book value" is used, it shall mean the book value of the common shares of the CORPORATION, as of the applicable date, as determined by the accountant or accounting firm then servicing the CORPORATION, and shall be binding upon the CORPORATION and upon all parties bound by the terms of this agreement. Such determination shall be made in accordance with sound accounting practice and the following shall be observed:
         (1) No allowances of any kind shall be made for goodwill, trade name, or any similar intangible asset.
         (2) All accounts payable shall be taken at the face amount, less discounts deductible therefrom, and all accounts receivable shall be taken at the face amount thereof, less discounts to the customers and a reasonable reserve for bad debts.
         (3) All machinery, fixtures, and equipment shall be taken at the valuation appearing on the books of the CORPORATION.
         (4) Inventory of merchandise and supplies shall be computed at cost or market value, whichever is lower.
         (5) All unpaid and accrued taxes shall be deducted as liabilities.

FOURTH:           METHOD OF PAYMENT IN THE
                  EVENT OF VOLUNTARY SALE

         In the event any SHAREHOLDER exercises his right to sell his or its common stock on a voluntary basis, described in paragraph
SECOND, then, and in that event, payment therefore and the delivery of the common stock by the seller shall be made in the following manner:
         (A)       CLOSING DATE
         Within thirty (30) days after seller has advised the CORPORATION (or the individual SHAREHOLDERS if the CORPORATION is unable to act as Purchaser) of Seller's desire to sell his or its common stock the seller shall deliver to the CORPORATION the common stock certificate or certificates representing all the shares of common stock then owned by SHAREHOLDER. The stock certificates shall be duly endorsed in blank for proper transfer and shall be accompanied by all other documents necessary for an effective and valid transfer. The seller shall further deposit with the CORPORATION sufficient funds to pay for all stock transfer stamps.
The CORPORATION shall thereafter cause the ownership of the common stock to be recorded in its name, or in the name of the respective purchasing SHAREHOLDER in the percentage in which the common stock was purchased by them as provided herein. It is, of course, understood that although transfer shall be made upon the records of the CORPORATION and the Purchasers entitled to all rights as SHAREHOLDERS, a default in payment by the CORPORATION or Purchasers, as the case may be, shall cause them to relinquish their rights to the purchase, on the basis specifically provided hereunder.

(B)      PAYMENT OF PURCHASE PRICE
         In the event a sale occurs voluntarily, then simultaneously with the deposit of the common stock by the selling SHAREHOLDER with the CORPORATION duly endorsed for transfer the CORPORATION
and/or the individual purchasing SHAREHOLDERS shall each pay the full price required of each of them, which shall vary because of the amount of common stock owned by each SHAREHOLDER.  In
addition, the CORPORATION shall deliver to the respective
purchasers, duly endorsed for transfer, all such shares of common stock with the necessary stock transfer stamps thereon, duly affixed and canceled, and all other documents necessary to transfer such shares.
FIFTH:                     SALE IN THE EVENT OF TOTAL DISABILITY

         (A)     ABSOLUTE OBLIGATION OF DISABLED
         SHAREHOLDER TO SELL AND CORPORATION TO
         PURCHASE STOCK OF DISABLED SHAREHOLDER

         1. In the event SHEERIN and/or ALTMAN (hereinafter "SHAREHOLDER") becomes totally disabled, he shall then be required to sell his common stock interest to the CORPORATION which shall be required to purchase said stock interest, provided and to the extent a surplus exists. In the event a surplus does not exist, then the remaining SHAREHOLDERS shall have the option to purchase the common stock of the totally disabled SHAREHOLDER on the same basis as they then common stock in the CORPORATION.
         Should the other SHAREHOLDERS fail to purchase the entire common stock interest of a totally disabled SHAREHOLDER, then and in that event the totally disabled SHAREHOLDER shall have the right to sell his entire common stock interest to a third party free of any conditions described herein.
         2. In the event SB, Inc. shall become insolvent, is generally unable to pay its debts as they mature, files or has filed against it a petition in bankruptcy, liquidation or reorganization, or if SB, Inc. discontinues doing business for any reason, or if a custodian, receiver or trustee of any kind is appointed for it or any of its property ("Corporate Disability") then, in such event SB, Inc. shall then be required to sell its common stock interest to the CORPORATION which shall be required to purchase said stock interest, provided a surplus exists. In the event a surplus does not exist, then the remaining SHAREHOLDERS shall have the option to purchase the common stock of SB, Inc. on the same basis as they then own common stock in the CORPORATION. Should the other
SHAREHOLDER fail to purchase the entire common stock interest of SB, Inc., then and in that event the SB, Inc. Shall have the right to sell entire common stock interest to a third party free of any conditions described herein.

         (B)      TOTAL DISABILITY
         The term "totally disabled" for purposes of paragraph (A)
(1)shall mean any ailment which prevents any individual
SHAREHOLDER from actively participating in the affairs of the CORPORATION for a period of more than 270 days out of a continuous period of 365 days.

         (C)      PURCHASE PRICE
In the event a SHAREHOLDER becomes totally disabled, the CORPORATION agrees that the disabled SHAREHOLDER (or there is a Corporate Disability as to SB, Inc.) shall be entitled to receive payment for his or its common stock as determined either under paragraph THIRD (A) (if a certified value has been established) or under THIRD (B) (if the procedure basis is to be applied) based on the same method of payment described in paragraph FOURTH (B) for a voluntary sale.

SIXTH:            OBLIGATION OF THE ESTATE OF A DECEASED
                  SHAREHOLDER TO SELL AND THE CORPORATION
                  OR REMAINING SHAREHOLDERS TO PURCHASE
                  ALL COMMON STOCK OF A DECEASED
                  SHAREHOLDER

         (A)      INTENT
         Upon the death of one of the SHAREHOLDERS his Estate must sell and the CORPORATION (if it enjoys a surplus) must purchase the decedent's common stock holdings in the CORPORATION, as is more specifically set forth herein and on the terms and conditions recited in this Agreement.
         The parties have agreed that their respective Estates should be obligated to sell all their common stock to the CORPORATION in the event of their respective deaths and the CORPORATION should be obligated to purchase such stock, if a surplus exists.

         (B)      PURCHASE PRICE OF DECEASED
                  SHAREHOLDER'S COMMON STOCK INTEREST

         The value of a deceased SHAREHOLDER'S common stock shall be determined in the same manner as the value of his common stock would be in the event of his voluntary sale, which is described in paragraph THIRD.

SEVENTH:          PAYMENT OF PURCHASE PRICE TO ESTATE OF A
                  DECEASED SHAREHOLDER

         Upon proper instructions from the Court as to the identity of the person lawfully entitled to receive the proceeds on behalf of the Estate, simultaneously with the deposit of the common stock of the deceased shareholder with the Corporation duly endorsed for transfer, the Corporation and/or the individual purchasing Shareholders shall each pay the full price required of each of them, which shall vary because of the amount of common stock owned by each Shareholder.
In addition, the CORPORATION shall deliver to the respective purchasers, duly endorsed for transfer, all such shares of common stock with the necessary stock transfer stamps thereon, duly affixed and canceled, and all other documents necessary to transfer such shares.

EIGHTH:           SELLER'S RIGHTS UPON REFUSAL OR FAILURE
                  OF CORPORATION TO PURCHASE

         In the event the CORPORATION cannot or does not purchase the common stock of a SHAREHOLDER desiring or required to sell as provided hereunder, and the remaining SHAREHOLDERS elect not to purchase said common stock on the 30th day following notice of a desire to sell, then and in that event the SHAREHOLDER desiring or required to sell has the sole option of either:
         (A) Instituting an action against the CORPORATION, requiring it to purchase the common stock in accordance with the "agreed upon" price, if one is in existence, or in accordance with the procedure, provided, of course, that a surplus exists so that the CORPORATION is properly in a position to purchase as provided herein; or
         (B) Sell the common stock to a third party who must then become a signatory to this agreement and institute suit against the CORPORATION for the difference if any between the price he would have received pursuant to this agreement and the full value of the remuneration be received from the third party.

NINTH:    SPECIFIC PERFORMANCE

         The parties acknowledge that it is their intention and agreement that the common stock of the CORPORATION should not be freely tradeable in the open market. For that reason, among others, the parties acknowledge that they will be irreparably damaged in the event the restrictions and limitations on the sale of common stock as provided by this agreement are not specifically enforced in every respect. Should any dispute arise, therefore, concerning the sale or disposition of common stock, or should any SHAREHOLDER threaten, or violate any of the terms relating to the sale of common stock, the parties acknowledge, therefore, that the CORPORATION should properly be entitled to obtain an injunction restraining any sale or disposition in violation of the terms of this agreement pending the determination of such controversy. Thereafter, the parties shall be governed entirely by the determination of the Court.
         In the event of any controversy concerning the right or obligation to purchase or sell any common stock, such right or obligation shall be enforceable in a Court of equity through a decree of specific performance or an injunction obtained by the CORPORATION.

TENTH:            SHAREHOLDER VOTING

         A. Each SHAREHOLDER shall vote the shares of the CORPORATION'S common stock owned by SHAREHOLDER at all meetings of the CORPORATION'S SHAREHOLDERS for the election of SHEERIN, ALTMAN and STAFF BUILDERS, INC. as the sole directors of the CORPORATION and for the election of any other directors by unanimous vote of the SHAREHOLDERS.
         B. Each SHAREHOLDER shall vote at all meetings of the Board of Directors for the election as officers of the CORPORATION the following persons and no others:

         President:                          Michael Altman
         Vice Presidents:                    Raymond T. Sheerin
         Secretary/Treasurer:                Raymond T. Sheerin

         C. The SHAREHOLDERS shall vote at all meetings of SHAREHOLDERS in person or by proxy. Votes representing 650i of the outstanding shares of the CORPORATION shall be required for the approval of the following action taken by the SHAREHOLDERS:

         (1) Liquidation or sale of assets outside the ordinary course of business;
         (2)      Merger or consolidation;
         (3)      Corporate name change;
         (4)      Creation of new subsidiary;
         (5)      Recapitalization;
         (6)      Increase in authorized shares; and
         (7)      Dividend distribution.

         This provision shall only be applicable after the exercise of non exercise of the Option, Second Option, First Repurchase Option and
Second Repurchase Option as set forth in Certain Stock Purchase
Agreement until such time any such action by Shareholders shall be by unanimous consent only.
         D. The SHAREHOLDERS agree and acknowledge that the voting requirements and other provisions regulating the rights, duties and obligations of SHAREHOLDERS, as set forth in this Agreement, are and may be contrary to and conflict with the Certificate of Incorporation, the By-Laws of the CORPORATION and certain provisions of the Business Corporation Law of the State of New York. Accordingly, the SHAREHOLDERS agree as to each other and as a group to amend the Certificate of Incorporation and By-Laws of the Corporation to reflect the voting requirements set forth in paragraph
C above.

ELEVENTH:    NON-COMPETE AND NON-DISCLOSURE
         During the term of this Agreement, the parties do hereby agree that they will not directly or indirectly, as owner, shareholder, partner, manager, proprietor, employee, agent or otherwise, enter into any new business venture directly in competition with the business of the CORPORATION. The parties agree further they will not disclose to another or use for his own benefit the trade secrets, formulas and/or methods used by the CORPORATION in its business, and/or the customer lists of the CORPORATION at any time during this Agreement, or thereafter or after sale of his or its shares for a period of two (2) years. In the event of a breach or threatened breach by a SHAREHOLDER of the provisions of this paragraph, the CORPORATION shall be entitled to an injunction restraining the SHAREHOLDER from disclosing or using for his own benefit, in whole or in part, the trade secrets, formulas, methods and/or customer lists of the CORPORATION. Nothing herein shall be construed as prohibiting the CORPORATION from pursuing any other remedies available to the CORPORATION for such breach or threatened breach, including the recovery of damages from the SHAREHOLDER.

TWELFTH:    LEGEND UPON STOCK CERTIFICATE
         The parties acknowledge that upon each common stock
certificate there shall appear the following legend:
     "This stock is not transferable conditionally, or unconditionally, except in strict compliance with the terms of a SHAREHOLDERS agreement entered into between the parties dated ......I a copy of which is on file in the office of the CORPORATION".

THIRTEENTH:                DOCUMENTARY STAMPS AND DOCUMENTS
         Whenever any common stock is sold pursuant to this agreement, the seller shall affix to the certificates of stock the necessary document documentary stamps. Further, each SHAREHOLDER, for himself or itself, agrees to execute all documents necessary to give effect to the terms of this agreement.

FOURTEENTH:    CONSTRUCTION
         In the event any parts of this agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

FIFTEENTH:     LAW GOVERNING
This agreement shall be construed according to the laws of the State of New York.

SIXTEENTH:     BENEFIT
         This Agreement shall be binding upon and shall operate for the benefit of the SHAREHOLDERS and their respective executors and administrators (and as to SB, Inc. its shareholders), and shall also be binding upon any transferee who has received any stock in accordance with the provisions of this agreement and the executor or administrator of such transferee and shall be binding upon any person to whom any common stock of the SHAREHOLDERS is transferred in violation of the provisions of this Agreement and the executor or administrator of such person.

SEVENTEENTH:   AFTER-ACQUIRED COMMON STOCK
         Whenever any party to this Agreement or any related individual hereafter acquires any common stock of the CORPORATION in addition to the common stock owned at the time of the execution of this agreement, such stock so acquired shall also be fully subject to all the terms of this agreement. Whenever . any person pursuant to the terms of this Agreement acquired any common stock of the CORPORATION and such person is neither a party to this agreement nor a related individual, the acquisition of such common stock shall be subject to all the terms of this agreement including those terms relating to sale, transfer, or assignment, so as to govern the future sale. These persons shall, upon issuance of common stock to them, become signatories to this Agreement.

EIGHTEENTH:   KEYMAN INSURANCE
     It is hereby agreed that subsequent to the execution of this Agreement the parties will acquire Keyman Insurance on Altman in a sum not less than $2,000,000 payable to the Corporation.

         IN WITNESS WHEREOF, the undersigned have each signed this agreement the date and the year first above written.

Staff Builders, Inc.                          /s/ Raymond T. Sheerin
By:/s/ Stephen Savitsky                      Raymond T. Sheerin
                                             /s/ Michael Altman
                                             Michael Altman
Chelsea Computer Consultants,Inc.            /s/Stephen Fleischner
                                             Stephen Fleischner
By: /s/ Michael Altman

SHARECHELSEA/JOANNE

EXHIBIT "A"



CERTIFIED AND AGREED UPON
VALUE OF THE TOTAL ISSUED AND
OUTSTANDING COMMON STOCK OF
CHELSEA COMPUTER CONSULTANTS, INC.


         The undersigned, being all of the Shareholders of CHELSEA
COMPUTER CONSULTANTS, INC. (the "Corporation"), do hereby certify and agree that the value of the total authorized, issued and outstanding common stock of the Corporation is TEN MILLION ($ 10,000,000) DOLLARS. The undersigned each acknowledge and agree, that said value is irrefutable, absolute and binding on each shareholder.

Date:      September 24,1996
                                    /s/ Michael Altman
                                    Michael Altman
                                    /s/ Raymond T. Sheerin
                                    Raymond T. Sheerin
                                    /s/Stephen Fleischner
                                    Stephen Fleischner

                                    Staff Builders, Inc.

                                    By: /s/Stephen Savitsky
                                    Stephen Savitsky, President

                         AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT
                BY AND AMONG STAFF BUILDERS, INC. AND RAYMOND T. SHEERIN,
                  MICHAEL ALTMAN, STEPHEN FLEISCHNER AND CHELSEA COMPUTER
                                     CONSULTANTS, INC.

SCHEDULE                   TITLE
EXHIBIT 4.3A               AMENDMENT NO. 1 TO EMPLOYMENT
                           AGREEMENT BY AND BETWEEN CHELSEA
                           COMPUTER CONSULTANTS, INC. AND
                           MICHAEL ALTMAN

EXHIBIT 4.3B               AMENDMENT NO. 1 TO EMPLOYMENT
                           AGREEMENT BY AND BETWEEN CHELSEA
                           COMPUTER CONSULTANTS, INC. AND
                           RAYMOND T. SHEERIN

EXHIBIT 4.4                AMENDMENT NO. 1 TO SHAREHOLDERS
                           AGREEMENT BY AND AMONG CHELSEA
                           COMPUTER CONSULTANTS, INC.
                           RAYMOND T. SHEERIN, MICHAEL
                           ALTMAN AND STAFF BUILDERS, INC.


*The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.